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                                 Exhibit 10.14 (e)









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                        FORM OF RELOAD OPTION AGREEMENT


     RELOAD OPTION AGREEMENT, dated as of the Grant Date, by and between the Optionee, residing at Address of Optionee and Hexcel Corporation (the "Corporation").

                                 W I T N E S S E T H:

     WHEREAS, the Corporation has adopted the Hexcel Corporation
Incentive Stock Plan (the "Plan").

     WHEREAS, the Executive Compensation Committee of the Board of
Directors of the Corporation (the "Committee") has previously granted to the Optionee a Short-Term Option, pursuant to a Short-Term Option Agreement, dated as of February 29, 1996 (the "Short-Term Option Agreement"), which Short-Term Option provides for, upon the exercise thereof, the grant of a new option, subject to certain terms and conditions.

     WHEREAS, the Optionee has exercised the Short-Term Option and is in possession of all or certain of the shares of Common Stock (as defined below) issued to him thereunder (the "Short-Term Option Shares") in accordance with its terms and the terms of the Plan.

     NOW, THEREFORE, the parties agree as follows:

1. NOTICE OF GRANT. Attached hereto as Annex A and incorporated by reference herein is a Notice of Grant. Unless otherwise provided herein, capitalized terms used herein and set forth in such Notice of Grant shall have the meanings ascribed to them on the Notice of Grant. Also attached hereto is the Plan; the provisions of the Plan are incorporated by reference herein.

2. GRANT OF OPTION. Pursuant to the Plan and subject to the terms and conditions set forth herein and therein, the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of the Option Shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), which Option is not intended to qualify as an incentive stock option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


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3.   PURCHASE PRICE.  The purchase price per share of the Option
Shares shall be the Purchase Price.

4.   TERMS OF OPTION.

     (a) EXPIRATION DATE. Subject to Section 4(c) and 4(d) below, the Option shall expire on, and shall no longer be exercisable following, the tenth anniversary of the Grant Date.

     (b) VESTING PERIOD; EXERCISABILITY. The Option shall vest and, subject to Section 4(d), shall become non-forfeitable (but not exercisable) at the rate of (x) 33-1/3% of the Option Shares on each of the first three anniversaries of the Grant Date, or (y) if more rapid than under clause (x), (A) an aggregate of 33-1/3% of such Option Shares on the fifth consecutive trading day on which the Fair Market Value (as defined in the Plan) of the Common Stock remains at or above $12, (B) an aggregate of 66-2/3% of such Option Shares on the fifth consecutive trading day on which the Fair Market Value of the Common Stock remains at or above $16 and (C) an aggregate of 100% of such Option Shares on the fifth consecutive trading day on which the Fair Market Value of the Common Stock remains at or above $20.

     The Option shall become exercisable, but only to the extent already vested pursuant to the foregoing, on the fourth anniversary of the Grant Date or, if sooner, as provided in
     Section 4(c) below.

     (c) TERMINATION OF EMPLOYMENT. If the Optionee's employment with the Corporation is involuntarily terminated for Cause (as defined in that certain Employment Agreement, dated as of February 29, 1996, by and between the Optionee and the Corporation (the "Employment Agreement")) or the Optionee voluntarily terminates his employment with the Corporation other than for Good Reason (as defined in the Employment Agreement), the Optionee shall forfeit the Option to the extent not yet vested as of the Date of Termination (as defined in the Employment Agreement). The Option, to the extent vested on the Date of Termination, shall be exercisable for a period of 90 days following the Date of Termination.

     Notwithstanding any other provision contained herein or in the Plan, if the Optionee's employment with the Corporation is involuntarily terminated


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     other than for Cause, the Optionee terminates employment
     for Good Reason, or the Optionee dies or terminates employment due to disability (within the meaning of Section 7(b) of the Employment Agreement), the Option shall become fully and immediately vested and exercisable and shall remain exercisable for the lesser of (A) one year following the Date of Termination, or, if applicable, for one year following the Optionee's death or disability or (B) for the remainder of the term of the Option.

     d) AUTOMATIC CANCELLATION. Subject to Section 4(c) above, the Option shall be immediately cancelled (automatically and without any action taken by the Corporation) with respect to that number of Option Shares subject to the Option (such number of Option Shares being determined in accordance with the succeeding sentence), effective immediately upon any sale, disposition or purported assignment or transfer of any or all of the Short-Term Option Shares prior to the earlier of the Optionee's termination of employment with the Corporation and the fourth anniversary of the Grant Date (as defined in the Short-Term Option Agreement). The number of Option Shares so cancelled shall equal the number of Short-Term Option Shares so sold, disposed of, assigned or transferred prior to the earlier of the Optionee's termination of employment with the Corporation and the fourth anniversary of the Grant Date (as defined in the Short-Term Option Agreement), multiplied by two (2). The Optionee shall promptly notify the Corporation of any such sale, disposition, assignment or transfer.

5.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

     (a) The aggregate number of Option Shares and the Purchase Price shall be appropriately adjusted by the Committee for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the corporation, or other change in corporate or capital structure.

     (b) Any adjustment under this Section 5 in the number of Option Shares shall apply to only the unexercised portion of the Option. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.



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6.   METHOD OF EXERCISING OPTION AND WITHHOLDING.

     (a) The Option shall be exercised by the delivery by the Optionee to the Corporation at its principal office (or at such other address as may be established by the Committee) of written notice of the number of Option Shares with respect to which the Option is exercised, accompanied by payment in full of the aggregate Purchase Price for such Option Shares. Payment for such Option Shares shall be made (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock with a Fair Market Value equal to the total payment due from the Optionee; (iii) pursuant to a broker-assisted "cashless exercise" program if established by the Corporation; or (iv) by a combination of the methods described in (i) through (iii) above.

     (b) The Corporation's obligation to deliver shares of Common Stock upon the exercise of the Option shall be subject to the payment by the Optionee of applicable federal, state and local withholding tax, if any. The Corporation shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Optionee any federal, state or local taxes required to be withheld with respect to such payment.

7.   TRANSFER AND INVESTMENT REPRESENTATION.

     (a) The Option is not transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the Optionee's lifetime only by the Optionee. Any attempt to transfer the Option in contravention of this subsection (a) is void AB INITIO. The Option shall not be subject to execution, attachment or other process.

     (b) The Optionee represents that, unless at the time of exercise of the Option the issuance of the Option Shares to the Optionee is registered under the Securities Act of 1933, as amended (the "Securities Act"), any and all Option Shares purchased hereunder shall be acquired for investment only and without a view to the resale or distribution thereof. If the issuance of the Option Shares is not so registered, certificates for the Option Shares shall bear a legend reciting the fact that such Option Shares may only be transferred pursuant to an effective registration statement under the Securities Act or an opinion of counsel to the Corporation (or an


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     opinion of counsel to the Optionee reasonably satisfactory to the Corporation) that such registration is not required. The Corporation may also issue "stop transfer" instructions with respect to such Option Shares while they are subject to such restrictions.

     (c) The Corporation shall use its best efforts to have the Option Shares listed on each securities exchange on which the Common Stock is then listed as promptly as possible. The Corporation shall not be obligated to issue or sell any Option Shares until they have been listed on each securities exchange on which the Common Stock is then listed.

     (d) The Corporation agrees promptly to file with the Securities and Exchange Commission a registration statement on Form S-8 covering the issuance of the Option Shares pursuant to this Reload Option Agreement, and the Common Stock to be issued upon exercise of this Option, to cause such registration statement to become effective, and to keep such registration statement effective for the period that this Option shall be outstanding and exercisable. In the event the Corporation fails to maintain the effectiveness of the Form S-8 registration statement and/or does not list the Option Shares on an appropriate stock exchange, and as a consequence, the Optionee is unable to sell his Option Shares, the Corporation hereby agrees, subject to compliance with any contractual restrictions applicable to the Corporation, to advance to the Optionee any funds that may be due by the Optionee to pay taxes (federal, state and/or local) that may be incurred in connection with the exercise of the Option. The Optionee agrees to reimburse the Corporation for any funds advanced by the Corporation to the Optionee pursuant to the preceding sentence (together with the Corporation's out-of-pocket interest costs thereon) out of proceeds derived by the Optionee from the sale of said Option Shares.

8. NO RIGHTS IN OPTION SHARES. The Optionee shall have none of the rights of a stockholder with respect to the Option shares unless and until issued upon exercise of the Option.

9. NO RIGHT TO EMPLOYMENT. Nothing contained herein shall be deemed to confer upon the Optionee any right to remain as an employee of the Corporation.

10. GOVERNING LAW/JURISDICTION. This Reload Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.



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11.  RESOLUTION OF DISPUTES.  Any disputes arising under or in connection with this Reload Option Agreement shall be resolved by binding arbitration before a single arbitrator, to be held in New York in accordance with the commercial rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and subject to appeal only to the extent permitted by law. Each party shall bear its or his own expenses incurred in connection with any arbitration; PROVIDED, HOWEVER, the cost of the arbitration, including without limitation, reasonable attorneys' fees of the Optionee, shall be borne by the Corporation in the event the Optionee is the prevailing party in the arbitration. Anything to the contrary notwithstanding, each party hereto has the right to proceed with a court action for injunctive relief or relief from violations of law not within the jurisdiction of an arbitrator.

12. MISCELLANEOUS. This Reload Option Agreement cannot be changed or terminated orally. This Reload Option Agreement and the Plan contain the entire agreement between the parties relating to the subject matter hereof. The section headings herein are intended for reference only and shall not affect the interpretation hereof. This Reload Option Agreement is intended to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and the provisions hereof shall be construed in a manner to so comply.






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     IN WITNESS WHEREOF, the parties hereby agree to the terms of this Notice of
Grant and the Reload Option Agreement attached hereto and execute this Notice of Grant as of the Grant Date.



                         HEXCEL CORPORATION

                         By:
- ----------------             -------------------------
Optionee                 Name:
                         Title:



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                                                                       ANNEX A




                                 NOTICE OF GRANT
                               RELOAD STOCK OPTION
                     HEXCEL CORPORATION INCENTIVE STOCK PLAN

               The following employee of Hexcel Corporation, a Delaware corporation ("Hexcel") has been granted an employee stock option to purchase shares of the Common Stock of Hexcel, $.01 par value, in accordance with the terms of this Notice of Grant and the Reload Option Agreement attached.

               The following is a summary of the principal terms of the employee stock option which has been granted. The terms below shall have the meanings ascribed to them below when used in the Reload Option Agreement attached.

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Optionee:                                John J. Lee

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Address of Optionee:

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Employee Number:

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Employee ID Number

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Foreign Sub Plan, if applicable

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Grant Date                               [exercise date of STOP]

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Purchase Price(1)                        $[purchase price of STOP]

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Aggregate Number of Shares               [200,000]
Granted (the "Option Shares")
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